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EXHIBIT 32.1

Union Carbide Corporation and Subsidiaries

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John R. Dearborn, President and Chief Executive Officer of Union Carbide Corporation (the "Corporation"), certify that:

1.
the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

A signed original of this written statement required by Section 906 has been provided to Union Carbide Corporation and will be retained by Union Carbide Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ JOHN R. DEARBORN John R. Dearborn President and Chief Executive Officer October 30, 2003

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002